Supplement Dated October 31, 2014
To The Prospectus Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective November 1, 2014.

In the summary prospectus section entitled "Summary Overview of Each Fund," subsection "Portfolio Management" for the Curian/Schroder Emerging Europe Fund, please remove the line item relating to Tom Wilson and add the following:

Name:	Joined Fund Management Team In:	Title:
Mohsin Memon	November 2014	EMEA (Europe, Middle East, and Africa) Equity Fund Manager/Analyst
Rollo Roscow	November 2014	Head of EMEA

In the prospectus section entitled "Additional Information About Each Fund," sub-section "The Sub-Adviser and Portfolio Management," for the Curian/Schroder Emerging Europe Fund, please delete the fourth paragraph and replace it with the following:

The portfolio managers of the Sub-Adviser and Sub-Sub-Adviser responsible for the oversight of the Fund are Messrs. Allan Conway, Mohsin Memon, and Rollo Roscow.  Information regarding the portfolio managers of the Fund is set forth below.

In the prospectus section entitled "Additional Information About Each Fund," sub-section "The Sub-Adviser and Portfolio Management," for the Curian/Schroder Emerging Europe Fund, please delete the sixth paragraph and replace it with the following:

Mohsin Memon is an EMEA (Europe, Middle East, and Africa) Equity Fund Manager/Analyst. He joined SIMNA Ltd in 2010. Prior to joining SIMNA Ltd, Mr. Memon was an Assistant Manager in the Investment Management Audit Division at KPMG, specializing in the audit of investment managers and funds. Mr. Memon is a Chartered Accountant and holds a BSc (Hons) in Computer Science from Kings College London and a post graduate in Accounting and Finance from London School of Economics.

Rollo Roscow is Head of EMEA.  He joined SIMNA Ltd in 2008, initially as an Emerging Markets Equity Analyst before becoming the Head of EMEA in November 2014.   Prior to joining SIMNA Ltd, Mr. Roscow was an Assistant Audit Manager in the Investment Management Audit Division at KPMG, specializing in the audit of funds, investment managers and hedge funds.  Mr. Roscow is a CFA charterholder and a member of the Institute of Chartered Accountants, Scotland.  He earned a MA (Hons) in Economics and Accountancy from the University of Edinburgh.

This supplement is dated October 31, 2014.

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Supplement Dated October 31, 2014
To The Statement of Additional Information
Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective November 1, 2014.

On page 70, in the section entitled "Board Of Trustees Leadership Structure," please delete the third paragraph in its entirety and replace it with the following:

The Board has established a committee structure to assist in overseeing the Trust.  The Board has established an Audit Committee, a Nominating and Governance Committee (the "Governance Committee"), and an Investment Review Committee.  Each Committee is comprised of Independent Trustees.  The chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board.  The Trust has determined that the Board's leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust's business and structure because it allows the Board to exercise oversight in an orderly and efficient manner.

On page 70, in the section entitled "Committees of the Board of Trustees," after the second paragraph, please insert the following paragraph:

The Investment Review Committee reviews the performance of the Funds.  The Investment Review Committee meets at least three times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Trustee participates in the Investment Review Committee.  Mr. Wetzel serves as Chair of the Investment Review Committee.

On page 71, in the section entitled "Trustee and Officer Compensation," please delete the first paragraph in its entirety and replace it with the following:

As of January 1, 2014, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each meeting of the Board attended.  The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each meeting of the Board attended.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive $2,500. The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity.  The members of the Governance Committee receive $2,500 for each in-person or telephonic Governance Committee meeting.  The members of the Investment Review Committee receive $2,500 for each in-person or telephonic Investment Review Committee meeting.

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On page 130, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the tables in their entirety and replace them with the following tables for the Curian/Schroder Emerging Europe Fund, as of June 30, 2014:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Allan Conway*	3	$1,632	21	$14,142	29	$12,596
Mohsin Memon	0	$0	0	$0	0	$0
Rollo Roscow	0	$0	0	$0	0	$0
*As head of Schroders' Emerging Market Equities Team, Mr. Conway has an oversight role for all portfolios managed by the team and hence all of these portfolios are listed under his name.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Allan Conway	0	$0	0	$0	5	$2,676
Mohsin Memon	0	$0	0	$0	0	$0
Rollo Roscow	0	$0	0	$0	0	$0

On page 131, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers," after the heading "Security Ownership of the Portfolio Managers of the Curian/Schroder Emerging Europe Fund," please delete the table in its entirety and replace it with the following table:

Security Ownership of Portfolio Managers	Allan Conway	Mohsin Memon	Rollo Roscow
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This supplement is dated October 31, 2014.

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